                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 PROTEON, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                 [PROTEON LOGO]

                                                                  April 20, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Proteon, Inc. at 10:00 a.m. on Wednesday, June 10, 1998, at the offices of Boston EquiServe, Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts.

     At the Annual Meeting four members will be elected to the Board of Directors. The Board of Directors recommends the election of the four nominees named in the enclosed Proxy Statement.

     In addition, the Board of Directors recommends approval of the proposed amendment to the 1991 Restated Stock Option Plan to increase by 500,000 the number of shares reserved for issuance upon the exercise of options granted under the plan.

     The Board of Directors also recommends approval of the proposed amendment of the Company's Restated Articles of Organization to change the name of the Company from Proteon, Inc. to OpenROUTE Networks, Inc.

     Whether you plan to attend or not it is important that you promptly sign, date and return the enclosed proxy card in accordance with the instructions pertaining to the card. This will ensure your proper representation at the meeting.

                                            Sincerely,

                                            [DANIEL J. CAPONE, JR. SIGNATURE]

                                            DANIEL J. CAPONE, JR.
                                            President and Chief
                                            Executive Officer





           YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

                                 PROTEON, INC.
                               9 TECHNOLOGY DRIVE
                             WESTBOROUGH, MA 01581

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON WEDNESDAY, JUNE 10, 1998

To Shareholders of Proteon, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Proteon, Inc. will be held at the offices of Boston EquiServe, Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts, on Wednesday, June 10, 1998, at 10:00 a.m. local time for the following purposes:

     1. To elect four Directors to hold office until the next Annual Meeting of Shareholders and until their successors are chosen and qualified.

     2. To consider and act upon an amendment to the Company's 1991 Restated Stock Option Plan which would increase by 500,000 the number of shares reserved for issuance upon exercise of options granted under the Plan.

     3. To consider and act upon an amendment of the Company's Restated Articles of Organization to change the name of the Company from Proteon, Inc. to OpenROUTE Networks, Inc.

     To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including any motion to adjourn the Meeting to a later date to permit further solicitation of proxies.

     Only Shareholders of record at the close of business on April 17, 1998, will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment(s) thereof. The transfer books will not be closed.

     You are cordially invited to attend the Meeting in person. Whether you plan to attend the Meeting or not, please fill out, sign and date the enclosed Proxy and return it in the envelope enclosed for this purpose. The Proxy is revocable by the person giving it at any time prior to the exercise thereof by written notice received by the Company, by delivery of a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person.

                                            By Order of the Board of Directors,

                                            [SIGNATURE TO COME]

                                            STEVEN T. SHEDD
                                            Clerk

April 20, 1998

                                 PROTEON, INC.
                               9 TECHNOLOGY DRIVE
                             WESTBOROUGH, MA 01581

                         ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON WEDNESDAY, JUNE 10, 1998

                                PROXY STATEMENT

                              GENERAL INFORMATION

     Date, Time and Place. This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Proteon, Inc. ("Proteon" or the "Company") of Proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of Boston EquiServe, Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts, on Wednesday, June 10, 1998, at 10:00 a.m. local time and at any adjournment(s) thereof and, together with the enclosed form of Proxy and Annual Report to Shareholders for the fiscal year ended December 31, 1997, is being mailed to the Shareholders on or about April 20, 1998. The Annual Report does not constitute any part of this Proxy Statement.

     Revocability of Proxies. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person.

     Cost of Solicitation. The entire cost of this solicitation will be paid by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile and personal solicitation by directors, officers or employees of the Company. Proteon, at an estimated cost of $5,500.00, has entered into a contract with Corporate Investor Communications, Inc. to provide proxy solicitation services in connection with the Shareholders Meeting.

     Quorum and Voting. Only Shareholders of record of the Company's shares of Common Stock, $.01 par value (the "Common Stock"), outstanding as of the close of business on April 17, 1998 will be entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting or any adjournment(s) thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to the tabulation of votes on the proposal to amend the 1991 Restated Stock Option Plan, abstentions and broker non-votes will have no effect on the vote. With respect to the tabulation of votes on the proposal to amend the Company's Restated Articles of Organization to change the corporate name, abstentions and broker non-votes will count as votes against the proposal.

     Market Value of Common Stock. On March 25, 1998, the closing market price of the Company's Common Stock was $1.313 as reported by the Nasdaq Stock Market.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 25, 1998, (on which date 15,296,857 shares were outstanding) by (a) each person or entity known by the Company to be the beneficial owner of more than five percent of the Common Stock, (b) each Director of the Company, (c) each Named Executive Officer (the Named Executive Officers can be found in the Summary Compensation Table below), and (d) all current Executive Officers and Directors of the Company as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                              NUMBER OF SHARES    PERCENTAGE OF SHARES
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)            BENEFICIALLY OWNED    BENEFICIALLY OWNED
          ---------------------------------------            ------------------   --------------------
Howard C. Salwen(2)........................................      1,006,264                6.6%
  c/o Proteon, Inc.
  9 Technology Drive
  Westborough, MA 01581
Dr. David Clark(3).........................................         45,000                  *
Dr. Robert M. Glorioso.....................................             --                  *
Daniel J. Capone, Jr.(4)...................................        412,006                2.7%
Robert A. Koch(5)..........................................         28,250                  *
Steven J. Bielagus(6)......................................         63,780                  *
William T. Greer...........................................             --                  *
All current Executive Officers and Directors as a group
  (9 persons)(7)...........................................      1,491,520                9.8%

---------------

  * Less than 1%

(1) Addresses are given only for beneficial owners of more than five percent of the Common Stock. The stock ownership information has been furnished to the Company by the named persons. Share ownership includes shares of Common Stock issuable upon exercise of certain outstanding options as described in the footnotes below.

(2) Includes 125,164 shares owned by trusts of which Mr. Salwen is a trustee for the benefit of his adult children, David J. Salwen and Andrea G. Salwen. Mr. Salwen disclaims beneficial ownership of the 125,164 shares held in trust, as to which he has no investment power. Mr. Salwen is Chairman of the Company's Board of Directors.

(3) Includes 20,000 shares which Dr. Clark, a Director of the Company, may acquire upon the exercise of options within sixty days after March 25, 1998.

(4) Includes 387,687 shares, which Mr. Capone may acquire upon the exercise of options within sixty days after March 25, 1998. Mr. Capone is a Director, President and Chief Executive Officer of the Company.

(5) Consists of 28,250 shares which Mr. Koch, Vice President of Engineering, Product Planning and Development of the Company, may acquire upon the exercise of options within sixty days after March 25, 1998.

(6) Includes 60,750 shares which Mr. Bielagus, the Company's former Vice President of Business Development may acquire upon the exercise of options within sixty days after March 25, 1998.

(7) Includes an aggregate of 435,937 shares, which may be acquired upon the exercise of options within 60 days after March 25, 1998.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

     The Company paid Dr. Clark and Dr. Glorioso, and will pay any future non-employee Directors, an annual fee of $10,000 for their services as Directors of the Company. In addition, Dr. Clark, Dr. Glorioso and Mr. Salwen receive, and any future non-employee Directors will receive, $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended on a day other than when the Board of Directors meets. The Company reimburses Directors who request it for the expense of attending meetings, including airfare, hotel and auto/travel mileage.

     Pursuant to the 1991 Restated Stock Option Plan, all non-employee Directors who first become Directors on or after May 14, 1992, are automatically granted an option to purchase 5,000 shares of the Company's Common Stock at the then calculated fair market value. The options become exercisable over four years at the rate of twenty-five percent per year and terminate ten years after the grant date, so long as the individual remains a Director. The options terminate ninety days after the individual ceases to be a Director, unless the Directorship is terminated as a result the Director's removal from the Board of Directors for cause (as defined), in which event the options terminate immediately. In the event of the death or disability of the Director, the options which had become exercisable through the last option vesting date, and an additional number, prorated up to the date of death or disability, may be exercised by the Director or the Director's survivors, as the case may be, in accordance with their original terms up to one year after the death or disability of the Director.

     In addition to his responsibility as Director, Mr. Salwen is employed as a management Consultant by the Company and is remunerated at the rate of $1,200 per day. Mr. Salwen's total remuneration for Director's fees and consulting fees during fiscal year 1997 was $53,664.

EXECUTIVE OFFICER COMPENSATION

     The following table shows compensation paid by the Company for services rendered during fiscal years 1997, 1996 and 1995 to the: Chief Executive Officer; Vice President, Engineering and Product Planning and Management; Former Vice President, Business Development; and Former Vice President, Sales of the Americas of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                                                            AWARDS
                                              ANNUAL COMPENSATION        ------------
                                          ----------------------------    SECURITIES
                                                           COMMISSIONS    UNDERLYING     ALL OTHER
                                                 SALARY    AND BONUSES     OPTIONS      COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR   ($)(A)      ($)(A)          (#)           ($)(B)
      ---------------------------         ----   ------    -----------    ----------    ------------
Daniel J. Capone, Jr....................  1997   241,324     43,899         77,500         3,200
  CEO and President                       1996   241,405     39,719        120,500         3,000
                                          1995   237,058     75,556         50,000         3,000
Robert A. Koch..........................  1997   122,847     16,090         40,000             0
  Vice President, Engineering and
  Product Planning and Management
Steven J. Bielagus(C)...................  1997   149,438     19,954         30,000         1,900
  Former Vice President,                  1996   141,017      6,244         65,000         1,900
  Business Development                    1995   140,673     31,405         25,000         2,189
William T. Greer(D).....................  1997    91,345     47,930         30,000         2,184
  Former Vice President,                  1996    93,565     54,265         35,000           560
  Sales of the Americas

---------------

(A) Amounts shown include cash compensation earned and/or received by the executive officers.

(B) The totals in this column reflect the aggregate value of the Company's contributions under the 401(k) Retirement Benefit Plan for the Named Executive Officers.

(C) Mr. Bielagus' employment as the Company's Vice President of Business Development has terminated.

(D) Mr. Greer resigned his position as Vice President, Sales of the Americas on September 26, 1997.

OPTION EXERCISES AND FISCAL YEAR END VALUES

     The following table provides information with respect to the Named Executive Officers regarding the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997, and the value of unexercised options. No options were exercised by any named Executive Officer during fiscal year 1997.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                             FISCAL YEAR-END VALUES

                                                            NUMBER OF
                                                      SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                           UNEXERCISE               IN-THE-MONEY OPTIONS
                                                      OPTIONS AT FY-END(#)             AT FY-END($)(A)
                                                   ---------------------------   ---------------------------
        NAME                                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----                                       -----------   -------------   -----------   -------------
Daniel J. Capone, Jr.............................    362,062        135,937           0              0
Robert A. Koch...................................     17,000         60,000           0              0
Steven J. Bielagus(B)............................     60,750         59,250           0              0
William T. Greer(C)..............................          0              0           0              0

---------------

(A) The potential unrealized value is the fair market value at fiscal year-end ($1.16 per share) less the option exercise price times the number of shares. All options have an exercise price greater than $1.16 per share.

(B) Former Vice President of Business Development.

(C) Former Vice President of Sales of the Americas.

OPTION GRANTS

     The following table sets forth information regarding each stock option granted to the Named Executive Officers during fiscal 1997. All options were granted under the 1991 Restated Stock Option Plan (the "Plan"). Additionally, in accordance with Securities and Exchange Commission rules, hypothetical gains or "option spreads" that would exist for the respective options are also shown. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the options were granted to the option expiration date. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                            ---------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                            NUMBER OF      % OF TOTAL                                      AT ASSUMED ANNUAL RATES
                            SECURITIES      OPTIONS                                            OF STOCK PRICE
                            UNDERLYING     GRANTED TO                                         APPRECIATION FOR
                             OPTIONS       EMPLOYEES        EXERCISE                             OPTION TERM
                             GRANTED       IN FISCAL         PRICE         EXPIRATION    ---------------------------
           NAME                (#)            YEAR           ($/SH)           DATE        5%($)(K)       10%($)(K)
           ----             ----------     ----------       --------       ----------     --------       ---------
Daniel J. Capone, Jr......    13,275(A)       1.32            2.53           2/10/07       20,473          52,494
                               8,600(B)       0.85            2.53           2/10/07       13,263          34,007
                              28,125(C)       2.79            2.53           2/10/07       43,375         111,216
                              25,000(D)       2.48            1.70           9/24/07       23,674          62,871
                               2,500(E)       0.25            2.56          10/22/07        4,025          10,200

Robert A. Koch............    10,000(F)       0.99            2.66            1/3/07       22,267          51,212
                              10,000(G)       0.99            2.53           2/10/07       15,422          39,544
                              20,000(H)       1.98            1.83           4/23/07       20,411          54,181

Steven J. Bielagus........    30,000(I)       2.98            2.53           2/10/07       46,267         118,631

William T. Greer..........    30,000(J)       2.98            2.53           2/10/07       46,267         118,631

---------------

(A) Non-Qualified stock options were granted on February 10, 1997, and are exercisable for 1,625 shares on May 10, 1997; 2,725 shares on August 10, 1997 and 3,125 shares on November 11, 1997. Additionally, 2,675 shares and 3,125 shares are exercisable on August 10, 1998 and November 11, 1998 respectively.

(B) Incentive stock options were granted on February 10, 1997, and are exercisable for 1,500 shares on May 10, 1997; 400 shares on August 10, 1997; 3,125 shares on February 10, 1998; 3,125 shares on May 10, 1998 and 450 shares on August 10, 1998.

(C) Incentive stock options were granted on February 10, 1997, and are exercisable quarterly beginning on February 10, 1999.

(D) Non-Qualified stock options were granted on September 24, 1997, and are exercisable at a rate of twenty-five percent per year beginning on September 24, 1998 through September 24, 2001.

(E) Non-Qualified stock options were granted on October 22, 1997, and are exercisable at a rate of twenty-five percent per year beginning on October 22, 1998 through October 22, 2001.

(F) Incentive stock options were granted on January 3, 1997 and are exercisable at a rate of twenty-five percent per year beginning on January 3, 1998 through January 3, 2001.

(G) Incentive stock options were granted on February 10, 1997, and are exercisable at a rate of twenty-five percent per year beginning on February 10, 1998 through February 10, 2001.

(H) Incentive stock options were granted on April 23, 1997, and are exercisable at a rate of twenty-five percent per year beginning on April 23, 1998 through April 23, 2001.

(I) Incentive stock options were granted on February 10, 1997, and would have become exercisable at a rate of twenty-five percent per year beginning on February 10, 1998 through February 10, 2001, had Mr. Bielagus' employment not terminated with the Company.

(J) Incentive stock options were granted on February 10, 1997, and would have become exercisable at a rate of twenty-five percent per year beginning on February 10, 1998 had Mr. Greer not resigned his position with the Company.

(K) Potential realizable value based on an assumption that the price of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not necessarily reflect the Company's estimate of future stock price.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

     In accordance with Daniel J. Capone, Jr.'s employment contract, Mr. Capone was paid a base salary of $240,000 and received a bonus of $43,899 in 1997. In 1997 Mr. Capone was eligible for a bonus of up to 55% of base salary based upon attainment of goals jointly developed and agreed to between Mr. Capone and the Company's Board of Directors. Mr. Capone was also granted options to purchase a total of 77,500 shares of Common Stock of the Company, of which 50,000 shares vest quarterly over four years and 27,500 shares vest annually over four years from the date of grant. Stock options were granted at fair market value on the date of grant. In the event Mr. Capone's employment is terminated by the Company for any reason other than "cause", he will be entitled to receive his then current base compensation for an additional twelve months as well as the continuation of certain benefits for a twelve month period and certain placement services. The agreement also contains a twelve month non-compete provision.

     In April 1997 the Company appointed Robert A. Koch as Vice President Product Planning and Management for the Company. Mr. Koch had previously held the position of Senior Director of Product Marketing. Under the terms of this appointment, Mr. Koch was granted an option to purchase 20,000 shares of Common Stock. In addition, Mr. Koch is eligible for a management bonus of up to 40% of his annual base salary. In September 1997 Mr. Koch was appointed as Vice President Engineering, Product Planning and Management. In his current position of Vice President Engineering, Product Planning and Management if Mr. Koch's employment is terminated for any reason other than "cause", he will be entitled to receive his then current base compensation for an additional six months.

     Steven J. Bielagus' employment as the Company's Vice President of Business Development has terminated.

     The Company has entered into agreements with certain of its Executive Officers, including Messrs. Capone and Koch, whereby each could be paid severance payments in the event of a change in control of the Company. Except for the identity of the executives and the dates, the agreements are identical in all material respects. Upon the occurrence of certain events and the fulfillment of certain conditions, each of the executives may receive a severance benefit equal to one years' salary and all outstanding options held by the executive will become immediately exercisable in full. Each of the agreements has a term from the date of the agreement to the earliest to occur of
(a) two years from the date of the agreement; (b) termination of the executive's employment (i) by death, or disability (ii) for cause, or (iii) by the executive, unless justified under the terms of the agreement by actions of the Company subsequent to a change in control; or (c) one year after the date of a change in control. The agreements include a twelve month non-compete provision in the event severance payments are made pursuant to the agreements.

     For purposes of the agreements, a "change in control" is defined as (i) a person becoming the beneficial owner of 50% or more of the outstanding shares of Common Stock of the Company; (ii) a merger or consolidation where the Company is not the survivor or the shareholders of the Company prior to the merger or consolidation are not the holders of at least a majority of the voting power of the entity resulting from such merger or consolidation; (iii) sale of all or substantially all of the assets of the Company; or (iv) changes in the identity of the Directors of the Company within a two-year period, unless certain conditions specified in the agreements are met.

                    INFORMATION ABOUT THE EXECUTIVE OFFICERS

     The Executive Officers serve at the discretion of the Board of Directors and serve until their respective successors are chosen and qualified or until their earlier resignation or removal.

     The current Executive Officers who are not Directors of the Company are as follows:

                      NAME                        AGE                     POSITION
                      ----                        ---                     --------
Eugene Y. Chang.................................  43   Vice President, Marketing

Kenneth W. Hovaldt..............................  47   Vice President, Sales for the Americas and
                                                       Europe

Robert A. Koch..................................  45   Vice President, Engineering, and Product
                                                       Planning and Management

Jack A. Ritter..................................  59   Vice President, Asia Pacific Operations

Steven T. Shedd.................................  45   Vice President, Finance, Chief Financial
                                                       Officer, Treasurer and Clerk

     Mr. Eugene Y. Chang joined the Company in October 1997 as Vice President, Marketing from General DataComm Industries, Inc. where he had been serving as Assistant Vice President for Systems and Architectures since March 1996. From 1995 to 1996 Mr. Chang was Vice President for Strategic Business Development at Zoom Telephonics. From 1985 to 1995 Mr. Chang served as Vice President of ISDN/Digital Access Technologies at Microcom, Inc.

     Mr. Hovaldt joined the Company in November 1997 as Vice President, Sales for the Americas and Europe. From September 1996 to October 1997, Mr. Hovaldt held the position of Vice President, Global Sales for Telco Systems. From 1988 to 1996 Mr. Hovaldt served as Senior Vice President of Marketing, Sales and Business Services for Fijitsu Network Switching of America, Inc.

     Mr. Koch joined the Company in April 1993 as Product Marketing Director and held that position until April 1997. From April 1997 until September 1997, Mr. Koch became Vice President of Product Planning for the Company. As of September 1997, Mr. Koch has held the position of Vice President, Engineering, and Product Planning and Management.

     Mr. Ritter joined the Company in December 1997 as Vice President, Asia Pacific Operations. Prior to joining Proteon, Mr. Ritter was the Director of Marketing and Sales for the Southeast Asia Trade Alliance since 1995. From 1993 to 1995 Mr. Ritter was the Director of Independent Company Sales for Fujitsu Networking Switching of America, Inc.

     Mr. Shedd joined the Company in July 1997. Prior to joining Proteon Mr. Shedd served as the Vice President and Chief Financial Officer of Zoom Telephonics since 1996. In 1995 Mr. Shedd was the Vice President and Chief Financial Officer for Versyss, Inc. From 1992 to 1995 Mr. Shedd served as Vice President and Chief Financial Officer of TSI Corporation.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors determines the remuneration and benefits for senior executives, reviews executive development and succession, and acts in an advisory capacity to the Board of Directors as a whole with regard to general compensation issues. The Compensation Committee is comprised solely of outside directors.

     The Compensation Committee's policies in compensating the Chief Executive Officer and senior management are based on several principles: (i) the payment of competitive salaries so as to attract and retain high quality personnel; (ii) the providing of a cash bonus program which is structured to reward the successful achievements of both overall Company financial goals, as measured by profitability, market share and cost management, and technical and market development goals; and (iii) the granting of stock options based upon the competitive environment for recruiting and retaining personnel and designed to strongly align management's interests with shareholders' interests so as to motivate employees to pursue overall Company success. The Committee continues to manage the total compensation program so that it is straightforward and easily communicated to and understood by employees and shareholders. The compensation program is structured in such a manner that the achievement of goals and performance can be understood and measured. Further, it is the Company's philosophy that executives participate in the general benefit programs offered to all employees.

     Competitive base salaries are established through use of published industry surveys and targeted peer company surveys examining, depending on the particular position, competitive companies in the data communications market as well as other technically oriented companies in the relevant geographic area which may constitute competition to the Company in hiring or retaining strong performers. Compensation surveys used are The Survey Group Report and the Radford Associates Benchmark Salary Survey. The Compensation Committee, utilizing the survey data, and applying the members' significant experience in hiring and managing in a technical environment, seeks to set base salaries by taking into account, for both new and existing management, not only competitive factors, but the breadth of experience and recent individual performances of current or future employees. It is not the Company's intent to establish a set percentile rank for its compensation in general or for specific positions, but rather to establish levels dictated on a case by case basis as recommended by management and determined by the Committee in the exercise of the members' best collective judgment.

     The process followed by the Compensation Committee in determining executive bonus levels begins with the Board of Directors' review of management's annual strategic and financial plan. A review of the performance of the Company against the agreed upon overall corporate financial goals, along with recommendations, is presented to the Compensation Committee quarterly by the Chief Executive Officer. The Committee reviews and considers the recommendations and then, acting pursuant to its authorization from the Board of Directors, establishes the bonus for the Chief Executive Officer and other executives.

     The Company's Management Incentive Program generally allows for four payments each year. Actual payments, some of which are subject to certain guaranteed minimums, are otherwise based upon achievement of corporate goals. The terms of the plan are geared to recognize several key aspects of the Company's business environment. Payments are currently capped at a maximum of 55% of base salary for the Chief Executive Officer, and generally lower percentages of base salary for other executive officers. All participants in the Company's Management Incentive Program receive bonuses based on objectively measured parameters. These goals include: revenue goals; unit product shipment goals; profitability goals and balance sheet goals. The extent to which these goals are achieved, the relative position of the individual in the Company and the individual's gross salary for each quarter are used to determine the individual's quarterly bonus. Performance factors are assigned to each goal based on the Company's accomplishment toward that goal in the quarter. If a performance factor of less than 75% is determined for a particular goal, that goal does not contribute to the calculation of bonus. Similarly, the performance factor is capped at 125% of any goal. The Compensation Committee believes strongly that senior management's compensation program should include stock option grants for a number of reasons, including competitive practices, motivation for continued employment, and alignment of management's interests with those of shareholders. In granting options, the Compensation Committee in 1997 considered, among other factors, the quality of performance, the competitive market for the employee, the aggregate sizes of individual grants and the number of options outstanding as a whole. Option grants have been awarded to all senior management personnel upon hire and periodically thereafter based upon specific individual and/or corporate achievements.

     In 1997, stock option grants were made to certain of the executive officers as an incentive to motivate them in their efforts to continue the strategic repositioning of the Company. These options were issued with exercise prices equal to the fair market value on the date of the grant and generally vest annually over four years depending on the grant. All options were granted under the 1991 Restated Stock Option Plan (the "Plan").

     In considering compensation of the Company's executives, one of the factors that the Committee takes into account is the anticipated tax treatment of various components of compensation. In 1994, the Company's 1991 Stock Option Plan was amended to preserve the deductibility of compensation expense under
Section 162(m) of the Internal Revenue Code. Section 162(m) eliminates the deductibility by the Company of certain executive compensation in excess of one million per year per person. The amendment provided for a limit of 750,000 shares of common stock with respect to which stock options may be granted per employee per year. The Committee has no present intentions of qualifying any other compensation paid to its executive officers for deductibility under
Section 162(m), but may consider doing so in the future.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     In June 1994, the Company entered into an employment agreement with Daniel
J. Capone, Jr. appointing him President and Chief Executive Officer. Prior to that date, Mr. Capone was Vice President of the Company's LAN Products Division. Under Mr. Capone's Employment Agreement he received a base salary of $240,000 in 1997. In addition, Mr. Capone was eligible for a bonus of up to 55% of base salary based upon attainment of certain quantifiable goals. These goals which include: revenue goals; unit product shipment goals; profitability goals and balance sheet goals (Management Incentive Program) were jointly developed and agreed to between Mr. Capone and the Company's Board of Directors. Mr. Capone received a bonus of $43,899 in accordance with the Management Incentive Program. Mr. Capone was also granted options in 1997 to purchase a total of 77,500 shares of Common Stock of the Company of which 50,000 shares vest quarterly over four years and 27,500 shares vest annually over four years from the date of grant. The stock options were granted at fair market value on the date of grant.

                                            Mr. Howard C. Salwen
                                            Dr. Robert M. Glorioso

         COMPARISON OF CUMULATIVE TOTAL RETURN SINCE DECEMBER 31, 1992
                    AMONG PROTEON, INC., NASDAQ STOCK MARKET
                     AND H & Q COMMUNICATIONS SECTOR INDEX

     The following line graph compares the total return on investment, assuming reinvestment of dividends, of the Company since December 31, 1992, with that of the NASDAQ Stock Market (U.S. Companies) as measured by the Center for Research in Securities Prices (CRSP) and a sub index of Hambrecht & Quist's Technology Index entitled the Communications Sector. The companies in Hambrecht & Quist's Communications Sector Index are: 3Com, Bay Networks, Cisco, Fore Systems, FTP Software, Gandalf, Madge NV, Network General, Optical Data Systems, Shiva Corp., Standard Microsystems, Xircom.

                              [PROTEON LINE GRAPH]

                                                                                    H&Q
                                                H&Q          NASDAQ STOCK      COMMUNICATIONS
           DATES             PROTEON         TECHNOLOGY      MARKET-U.S.           SECTOR
           -----             -------         ----------      ------------      --------------
          Dec-92               9.13            396.79           217.960            353.42
          Jan-93              10.75            429.85           224.165            380.92
          Feb-93               7.50            415.17           215.802            363.43
          Mar-93               6.38            421.59           222.048            375.53
          Apr-93               4.88            396.59           212.571            376.67
          May-93               5.75            437.96           225.270            444.34
          Jun-93               5.25            432.34           226.312            456.09
          Jul-93               4.13            407.52           226.579            436.93
          Aug-93               5.50            433.57           238.290            453.38
          Sep-93               5.63            441.52           245.386            456.60
          Oct-93               5.13            449.08           250.902            468.09
          Nov-93               6.88            455.69           243.423            479.04
          Dec-93               5.88            465.88           250.210            542.57
          Jan-94               6.38            494.64           257.805            591.16
          Feb-94               6.63            510.98           255.398            586.14
          Mar-94               5.75            483.05           239.692            534.97
          Apr-94               6.00            470.62           236.582            518.51
          May-94               5.50            472.00           237.160            452.79
          Jun-94               3.13            441.91           228.487            407.52
          Jul-94               2.94            458.40           233.173            422.88
          Aug-94               3.50            505.56           248.039            468.38
          Sep-94               5.63            503.92           247.404            484.11
          Oct-94               6.38            550.09           252.267            523.94
          Nov-94               5.88            545.37           243.898            544.71
          Dec-94               5.25            559.63           244.582            602.12
          Jan-95               7.38            551.45           245.953            571.81
          Feb-95               6.38            599.25           258.960            593.63
          Mar-95               6.25            626.68           266.639            625.98
          Apr-95               6.50            673.62           275.035            635.23
          May-95               6.25            697.75           282.131            656.70
          Jun-95               5.88            781.75           304.996            750.01
          Jul-95               6.50            853.13           327.415            827.22
          Aug-95               6.88            862.91           334.050            869.61
          Sep-95               9.38            883.50           341.732            914.70
          Oct-95               7.25            895.90           339.774            941.14
          Nov-95               7.63            884.90           347.752            102.74
          Dec-95               6.63            836.78           345.901            959.56
          Jan-96               6.38            849.15           347.606            975.48
          Feb-96               5.88            891.69           360.837           1060.16
          Mar-96               5.48            852.89           362.034            979.71
          Apr-96               5.75            970.78           392.070           1106.39
          May-96               5.75            985.41           410.072           l141.88
          Jun-96               3.88            913.62           391.587           1100.97
          Jul-96               3.00            819.73           356.709            940.73
          Aug-96               2.75            869.35           376.696           1028.05
          Sep-96               3.00            969.86           405.510           1119.26
          Oct-96               2.19            955.98           401.031           1091.31
          Nov-96               3.98           1068.70           425.822           1152.64
          Dec-96               2.50           1040.00           425.440           1100.91
          Jan-97               2.44           1151.37           455.675           1153.51
          Feb-97               2.31           1057.35           430.483            956.99
          Mar-97               1.50            991.30           402.381            861.58
          Apr-97               1.94           1027.99           414.961            875.59
          May-97               2.50           1182.70           462.008           1117.34
          Jun-97               1.84           1193.17           476.138           1100.37
          Jul-97               1.84           1385.12           526.396           1243.69
          Aug-97               1.69           1389.07           525.593           1183.66
          Sep-97               2.06           1446.03           556.679           1249.07
          Oct-97               1.94           1291.56           527.744           1152.21
          Nov-97               1.63           1278.10           530.354           1112.95
          Dec-97               1.16           1219.28           522.072           1042.24
          Dec-92             100.00            100.00            100.00            100.00
          Jan-93             117.81            108.33            102.85            107.78
          Feb-93              82.19            104.63             99.01            102.83
          Mar-93              69.86            106.25            101.88            106.26
          Apr-93              53.42             99.95             97.53            106.58
          May-93              63.01            110.38            103.35            125.73
          Jun-93              57.53            108.96            103.83            129.05
          Jul-93              45.21            102.70            103.95            123.63
          Aug-93              60.27            109.27            109.33            128.29
          Sep-93              61.64            111.27            112.58            129.19
          Oct-93              56.16            113.18            115.11            132.45
          Nov-93              75.34            114.84            111.68            135.54
          Dec-93              64.38            117.41            114.80            153.52
          Jan-94              69.86            124.66            118.28            167.27
          Feb-94              72.60            128.78            117.18            165.85
          Mar-94              63.01            121.74            109.97            151.37
          Apr-94              65.75            118.61            108.54            146.71
          May-94              60.27            118.95            108.81            128.12
          Jun-94              34.25            111.37            104.83            115.31
          Ju1-94              32.19            115.53            106.98            119.65
          Aug-94              38.36            127.41            113.80            132.53
          Sep-94              61.64            127.00            113.51            136.98
          Oct-94              69.86            138.64            115.74            148.25
          Nov-94              64.38            137.45            111.90            154.12
          Dec-94              57.53            141.04            112.21            170.37
          Jan-95              80.82            138.98            112.84            161.79
          Feb-95              69.86            151.02            118.81            167.97
          Mar-95              68.49            157.94            122.33            177.12
          Apr-95              71.23            169.77            126.19            179.74
          May-95              68.49            175.85            129.44            185.81
          Jun-95              64.38            197.02            139.93            212.21
          Jul-95              71.23            215.01            150.22            234.06
          Aug-95              75.34            217.47            153.26            246.06
          Sep-95             102.74            222.66            156.79            258.81
          Oct-95              79.45            225.79            155.89            266.30
          Nov-95              83.56            223.01            159.55            289.10
          Dec-95              72.60            210.89            158.70            271.51
          Jan-96              69.86            214.00            159.48            276.01
          Feb-96              64.38            224.73            165.55            299.97
          Mar-96              60.10            214.95            166.10            277.21
          Apr-96              63.01            244.66            179.88            313.05
          May-96              63.01            248.35            188.14            323.10
          Jun-96              42.47            230.25            179.66            311.52
          Jul-96              32.88            206.59            163.66            266.18
          Aug-96              30.14            219.10            172.83            290.89
          Sep-96              32.88            244.43            186.05            316.69
          Oct-96              23.97            240.93            183.99            308.79
          Nov-96              43.66            269.34            195.37            326.14
          Dec-96              27.40            262.10            195.19            311.50
          Jan-97              26.71            290.17            209.06            326.38
          Feb-97              25.34            266.48            197.51            270.78
          Mar-97              16.44            249.83            184.61            243.78
          Apr-97              21.23            259.08            190.38            247.75
          May-97              27.40            298.07            211.97            316.15
          Jun-97              20.21            300.71            218.45            311.35
          Jul-97              20.21            349.08            241.51            351.90
          Aug-97              18.49            350.08            241.14            334.92
          Sep-97              22.60            364.43            255.40            353.43
          Oct-97              21.23            325.50            242.13            326.02
          Nov-97              17.81            322.11            243.33            314.91
          Dec-97              12.67            307.29            239.53            294.90

            COMMITTEES OF BOARD OF DIRECTORS AND MEETING ATTENDANCE

     Howard C. Salwen and David Clark currently serve on the Audit Committee. The Audit Committee reviews the engagement of the Company's independent accountants, reviews the annual financial statements, considers matters relating to accounting policy and internal controls, and reviews the scope of the annual audits.

     Howard C. Salwen and Robert Glorioso comprised the Compensation Committee during fiscal year 1997. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are met and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's Stock Option Plans and Employee Stock Purchase Plan.

     The Company does not have a standing Nominating Committee.

     During the fiscal year ended December 31, 1997, there were nine meetings of the Board of Directors, one Audit Committee meeting, and nine meetings of the Compensation Committee. In addition, from time to time, the members of the Board of Directors and its committees act by unanimous written consent pursuant to Massachusetts Law.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, four Directors will be elected until the next Annual Meeting of Shareholders and until their successors have been elected and qualified or until their earlier resignation or removal.

     The enclosed Proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as Directors of the Company. The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person or persons as may be designated by the Board of Directors.

     The names of the nominees and certain information about them are set forth below:

                                                          PRINCIPAL OCCUPATION DURING
               NAME AND AGE                         THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
               ------------                         ----------------------------------------
Daniel J. Capone, Jr. (age 48)............  Mr. Capone joined the Company in 1987 and is currently
                                            President and Chief Executive Officer. Prior to becoming
                                            President in June 1994, Mr. Capone was Vice President
                                            and General Manager of the LAN Products Division. He has
                                            also held Vice President level positions in
                                            Manufacturing, Strategic Relations and Sales. Mr. Capone
                                            was elected to the Proteon Board in 1994. Prior to
                                            joining Proteon, Mr. Capone was Vice President, Sales
                                            and Marketing for Charles River Data Systems in
                                            Framingham, Massachusetts.

Howard C. Salwen (age 61).................  Mr. Salwen founded the Company as a partnership in 1972 and served as its President until 1984. Since the
                                            Company's incorporation in 1974 he has been Chairman of
                                            the Company's Board of Directors. He served as Chief
                                            Technical Officer from February 1984 to April 1991 and
                                            as Clerk and Treasurer from 1974 to April 1991. Mr.
                                            Salwen currently sits on the Board of Directors of
                                            Marathon Technologies Corp., a company which designs and
                                            manufactures fault-tolerant computers. Mr. Salwen is
                                            also on the Board of Directors of the Mass
                                            Telecommunications Council and an Overseer of the
                                            DeCordova Museum and the Computer Museum.

Dr. David Clark (age 54)..................  Dr. Clark has been a member of the Company's Board of
                                            Directors since 1984. He has been employed since 1973 at
                                            Massachusetts Institute of Technology Laboratory for
                                            Computer Science, where he is a Senior Research
                                            Scientist. Dr. Clark is a member of the Board of
                                            Directors of FTP Software, Inc., a company that develops
                                            software for network access host systems.

                                                          PRINCIPAL OCCUPATION DURING
               NAME AND AGE                         THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
               ------------                         ----------------------------------------
Dr. Robert M. Glorioso (age 58)...........  Dr. Glorioso joined the Board in March 1997. Since April
                                            1993, Dr. Glorioso has held the position of President,
                                            CEO and is a board member of Marathon Technologies
                                            Corp., a company which designs and manufactures
                                            fault-tolerant computers. He previously held several
                                            senior executive positions while a corporate Vice
                                            President at Digital Equipment Corporation including
                                            Vice President of Information Systems Business and Vice
                                            President of Executive Consulting from January 1976 to
                                            December 1992.

     No nominee for Director or Executive Officer has any family relationship with any other nominee or with any other Executive Officer.

     A plurality of the votes cast at the Meeting is required to elect each nominee as a Director.

     THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES AS DIRECTORS.

        PROPOSAL 2: AMENDMENT OF THE 1991 RESTATED STOCK OPTION PLAN TO INCREASE BY 500,000 THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
              UPON THE EXERCISE OF OPTIONS GRANTED UNDER THE PLAN.

     The Company's Board of Directors and the stockholders approved Proteon's Restated Stock Option (the "Plan") in 1991. A total of 349,200 shares of Common Stock are currently available for the grant of options under the Plan. By the terms of the Plan, the Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such stockholder approval. On March 25, 1998, the Board of Directors voted to approve an amendment to the Plan to increase by 500,000 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Plan. This amendment is being submitted for stockholder approval at the Meeting to ensure continued qualification of the Plan under the federal income tax rules relating to incentive stock options. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan.

MATERIAL FEATURES OF THE PLAN

     The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates (approximately 150 people) are eligible to participate in the Plan.

     Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The Plan provides for an initial grant upon election to the Board of Directors to each non-employee director of an option, which vests in four equal annual installments, to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such grant date.

     The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than 50% of the fair market value of the Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the option holder's lifetime, only by the option holder and is not transferable by him or her except by will or by the laws of descent and distribution.

     An incentive stock option granted under the Plan may, at the Compensation Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a prorata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

     If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such stockholder approval.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Plan:

          Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. Such gain will be eligible for the 20 percent maximum rate introduced by the Taxpayers Relief Act of 1997 if the shares have been held for more than 18 months after option exercise, otherwise such gain will be eligible for the 28% maximum rate. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

          Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

     The affirmative vote of a majority of the shares present or represented and voting at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 500,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

         PROPOSAL 3:  TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED
        ARTICLES OF ORGANIZATION TO CHANGE THE NAME OF THE COMPANY FROM
                   PROTEON INC., TO OPENROUTE NETWORKS, INC.

     At the Meeting, stockholders will be asked to vote upon a proposal to approve an amendment to the Company's Restated Articles of Organization (the "Charter") to change the formal name of the Company from Proteon, Inc. to OpenROUTE Networks, Inc., (the "Name Change Amendment"). At a meeting on March 25, 1998 the Company's Board of Directors unanimously approved the proposed amendment to the Charter.

     The Company was founded in 1972 as a consultancy. The Company was incorporated in Massachusetts in January 1974 as Proteon Associates, Inc. The Company changed its name to Proteon, Inc. in July 1983. Since its founding, the Company has evolved from a consultancy, to a manufacturer of Token Ring adapter cards and hubs, to a designer and manufacturer of enterprise routing solutions for Token Ring and Ethernet network topologies.

     On January 9, 1997, the Company announced the formation of a subsidiary named OpenROUTE Networks, Inc. This subsidiary was formed in keeping with the Company's new focus on the rapidly growing market for Internet and Intranet products. The new subsidiary was formed to bring together the Company's resources on its GT family of high-performance Internet Access routers and the licensing of its OpenROUTE internetworking software suite. The name OpenROUTE Networks is intended to reflect the Company's specific emphasis on the Internet Access market. "OpenROUTE" also better reflects the "open" and interoperable nature of the Internet. The Company first used the name "OpenROUTE Networks, Inc." in April 1995 in conjunction with the formation of the OpenROUTE Business Unit. This Business Unit has been involved in licensing "OpenROUTE" software for a number of years, and continues to do so. The Company intends to move aggressively forward with the OpenROUTE Networks, Inc. name both domestically and internationally. A new logo, which incorporates the OpenROUTE Networks subsidiary, has already been created and used in a wide range of pro-active marketing activities since January 9, 1997.

     Accordingly, the change of name is proposed to adopt a more universally appropriate name which the Board of Directors believes will more accurately depict the corporate image of the Company and the nature of its product lines and current business endeavors. The Board of Directors believes that the name "Proteon" no longer accurately reflects the nature of the Company's current business. The Company believes that the proposed name change to OpenROUTE Networks, Inc. will create a stronger association between Proteon and the OpenROUTE Networks product lines in the minds of the investment community, potential customers and others. The name "OpenROUTE Networks, Inc." is a registered trademark of Proteon, Inc. The Company intends to continue to manufacture certain Token Ring network adapter cards and hubs with the Proteon nameplate. However, the Company will no longer be known as "Proteon, Inc.".

     If there are not sufficient votes to approve the Name Change Amendment, then the proposal could not be approved unless the Meeting were adjourned to permit further solicitation of proxies from Proteon's stockholders. Proxies being solicited by the Board of Directors grant the discretionary authority to vote for any such adjournment. If it is necessary to adjourn the Meeting, no notice of the time or place of the adjourned Meeting is required to be given to Proteon's stockholders other than the announcement of such time and place at the Meeting. The affirmative vote of the holders of at least a majority of the Common Stock, present or represented, and voting at the Meeting is required to approve such adjournment, whether or not a quorum is present at the Meeting. An adjournment of the Meeting may be necessary because the limited time between the mailing of the proxy statement and the Meeting could result in the lack of a quorum at the Meeting. In addition, the vote of a majority of the outstanding Common Stock is required to approve the Name Change Amendment, not merely the vote of a majority of the shares of Common Stock present and voting at the Meeting. To obtain the requisite vote, it may be necessary to adjourn the Meeting to solicit additional proxies.

     If the proposed Name Change Amendment is authorized by the stockholders at the Meeting, the change will become effective when articles of amendment are filed with the Secretary of The Commonwealth of Massachusetts, which would be expected to occur as soon as practicable following the Meeting. Stock certificates representing shares of Proteon's Common Stock may be retained by the stockholders of Proteon and need not be exchanged for certificates containing Proteon's new name. Approval of the proposed amendment requires the affirmative vote of a majority of the shares outstanding and entitled to vote at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO CHANGE THE COMPANY'S NAME FROM PROTEON, INC. TO OPENROUTE NETWORKS, INC., AND PROXIES WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., independent accountants, audited the Company's financial statements for the fiscal year ended December 31, 1997. The Company has selected Coopers & Lybrand L.L.P. to audit the Company's financial statements for the fiscal year ending December 31, 1998. The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of reports furnished to the Company and written representations that no other reports were required during the 1997 fiscal year, all Section 16(a) filing requirements were satisfied.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

     In order to be considered for inclusion in the Proxy Statement distributed to shareholders prior to the Annual Meeting in 1999, a Shareholder proposal must be received by the Company no later than Monday, December 21, 1998. Proposals should be delivered in writing to Mr. Steven T. Shedd, Vice President, Finance, Chief Financial Officer, Treasurer and Clerk, Proteon, Inc., 9 Technology Drive, Westborough, Massachusetts 01581.

     The Board of Directors does not know of any other matters which will be brought before the Meeting. If other business is properly presented for consideration at the Meeting including, among other things, consideration of a motion to adjourn the Meeting (including for purposes of soliciting additional proxies) to another time and/or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote such matters in accordance with their best judgement.

     In order that your shares may be represented, if you do not plan to attend the Meeting, and in order to assure the required quorum, please fill out, sign, date and return your Proxy promptly.

                                            By order of the Board of Directors,

                                            [SIGNATURE TO COME]

                                            STEVEN T. SHEDD
                                            Clerk

Dated:  April 20, 1998

                                  PROTEON, INC.

                         1991 RESTATED STOCK OPTION PLAN

               1. PURPOSE. This 1991 Restated Stock Option Plan (the "Plan") is intended to provide incentives to the officers, other employees, consultants and Directors of Proteon, Inc. (the "Company") and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder ("Options"). As used herein the term "subsidiary" has the meaning assigned to it in Section 424 of the United States Internal Revenue Code of 1986, as amended (the "Code"), "Incentive Stock Option" has the meaning assigned to it in Section 422 of the Code and "Non-Qualified Option" means an Option which is not intended to qualify as an Incentive Stock Option.

               The Plan shall be treated as an amendment to and restatement of the Company's 1984 Employee Stock Option Plan. As amended and restated the Plan shall apply to options issued by the Company on or after the date of such amendment of the Plan, but the amendments to the Plan shall apply to any option issued prior to such amendments if and only to the extent that the agreement pursuant to which such option was issued is amended in writing to adopt the amended terms of the Plan.

               2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board of Directors delegates its authority to a committee of the Board of Directors. The Board may appoint a committee (the "Committee") of two or more of its members to administer this Plan. All references in this Plan to the Administrator shall mean the Board, unless it has delegated its authority to the Committee, in which event Administrator shall mean the Committee. With respect to the grants of Options to Directors, officers and beneficial owners of more than 10% of a class of equity security registered pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Plan shall be administered in such manner as will ensure compliance with Rule 16b-3, promulgated pursuant to Section 16 of the 1934 Act, (or any successor rule) ("Rule 16b-3").

               Subject to the terms of the Plan, the Administrator, if so appointed, shall have authority to determine the persons to whom Options shall be granted, the number of shares covered by each Option, the price per share specified in each Option, the time or times at which Options shall be granted and the terms and provisions of the instruments by which Options shall be evidenced, but the foregoing provisions shall not give the Administrator authority to alter the terms and provisions of Director Options as provided in Paragraph 3B below. The Administrator is authorized to interpret the provisions of the Plan or of any Option or Option agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan, provided, however, that all such interpretations, rules and determinations shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as Incentive Stock Options. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

               3.      ELIGIBLE PARTICIPANTS AND DIRECTOR OPTIONS.

               A. ELIGIBLE EMPLOYEES AND CONSULTANTS. Subject to the limitations contained in Paragraph 2, Options may be granted to any officer, other employee or consultant of the Company or any subsidiary. Incentive Stock Options may only be granted to employees. Non-Qualified Options may be granted to officers, other employees and consultants. Those Directors of the Company who are neither employees nor consultants may not be granted Options under the Plan, except as provided in Subparagraph B below. Granting of any Option to an employee or consultant shall neither entitle him to, nor disqualify him from, participation in any other grant of options.

               B. ELIGIBLE DIRECTORS AND DIRECTOR OPTIONS. Each Director of the Company who is elected as a Director of the Company by the stockholders of the Company or by the Board of Directors on or after May 14, 1992, and who has not previously been a Director of the Company, provided such Director is not an employee or consultant of the Company at such time of election, shall be granted as of the date of such election (the "Director Grant Date"), an option to purchase five thousand (5,000) shares of Common Stock (as defined below) (a "Director Option"), which number of shares shall be subject to adjustment in accordance with Paragraph 15 hereof.

               (1) VESTING OF DIRECTOR OPTIONS. Each Director Option shall become exercisable as to twenty-five percent (25%) of the shares subject thereto on each anniversary of the Director Grant Date for such Director Option, provided, however, if the annual meeting of stockholders (or special meeting in lieu thereof) in any calendar year subsequent to the Director Grant Date is held prior to but within two months of the anniversary of the Director Grant Date in such calendar year, then such Director Option shall become exercisable as to twenty-five percent (25%) of the shares subject thereto on the date of the annual meeting of stockholders (or special meeting in lieu thereof) (whether or not such Director is reelected at such meeting) in such calendar year in lieu of the vesting that would otherwise occur on the anniversary of the Director Grant Date in such calendar year, which rights shall be cumulative, but in no event shall a Director Option be exercisable for more than five thousand (5,000) shares of Common Stock, subject to adjustment in accordance with Paragraph 15 hereof.

               (2) OPTION PRICE OF DIRECTOR OPTIONS. The price per share for each Director Option shall be the fair market value per share of the Common Stock on the Director Grant Date, determined in accordance with Paragraph 6 below.

               (3) TERM OF DIRECTOR OPTIONS. Subject to earlier termination as provided below, including, without limitation, in Paragraph 18, each Director Option shall expire ten years from the Director Grant Date.

               (4) TERMINATION FOR REASONS OTHER THAN CAUSE, DEATH OR DISABILITY. If a Director should cease to be a Director of the Company other than by reason of death or Disability (as defined in Paragraph 11 below) or a termination "for cause" (as defined in subparagraph 3B(7) below), no further installments of his Director Option shall become exercisable, and his Director Option shall terminate after the passage of three (3) months from the date he should cease to be a Director, but in no event later than ten years from the Director Grant Date. The provisions of the preceding sentence shall apply to a Director who becomes disabled or dies after ceasing to be a Director, provided, however, in the case of a Director's death within three (3) months after ceasing to be a Director, the Director's Survivors (as defined below) may exercise the Director Option within one (1) year after the date of the Director's death, but in no event later than ten years from the Director Grant Date.

               (5) DEATH. In the event of the death of a Director to whom a Director Option has been granted hereunder, while a Director of the Company, such Option may be exercised by any person or persons who acquired the Director's rights to the Option by will or by the laws of descent and distribution (the "Director's Survivors") (a) to the extent exercisable but not exercised on the date of death; and (b) to the extent of a pro rata portion of any additional rights as would have accrued had the Director not died prior to the end of the accrual period which next ends following the date of death. The prorating shall be based upon the number of days of such accrual period prior to the Director's death. If the Director's Survivors wish to exercise the Director Option, they must take all necessary steps to exercise the Director Option within one (1) year after the date of death of the Director, notwithstanding that the decedent might have been able to exercise the Director Option as to some or all of the shares on a later date if he had not died and had continued to be a Director, but in no event later than ten years from the Director Grant Date.

               (6) TERMINATION FOR DISABILITY. A Director who ceases to be a Director of the Company by reason of Disability may exercise a Director Option granted to him within one (1) year after the date he became disabled (a) to the extent that the right to purchase shares has accrued on the date of his Disability; and (b) to the extent of a pro rata portion of any additional rights as would have accrued had the Director not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability. A Disabled Director or his representative may exercise such rights only within a period of not more than one (1) year after the date that the Director became Disabled or, if earlier, within the originally prescribed term of the Director Option. "Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and the Director, in which case such procedure shall be used for such determination). If requested, the Director shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

               (7) REMOVAL FOR CAUSE. If a Director is removed from his position as a Director "for cause," then to the extent unexercised, his Director Option will immediately be forfeited as of the date he is notified his service is terminated "for cause." For purposes of this Paragraph 3.B(7) only (and not for any other purpose, including, without limitation, any right of the Board of Directors or stockholders of the Company to remove a Director for cause), "cause" shall mean only (i) conviction of a felony or (ii) declaration of unsound mind by order of court.

               (8) RIGHTS OF DIRECTOR. Nothing in this Plan shall be deemed to give any Director the right to continue as a Director of the Company for any period of time.

               (9) INAPPLICABLE PARAGRAPHS. The provisions of Paragraphs 9, 10, 11 and 12 below shall not apply to Director Options.

               4. STOCK. The stock subject to the Options shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 3,300,000, subject to adjustment as provided in Paragraph 15. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, shall again be available for grants of Options under the Plan. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

               5. GRANTING OF OPTIONS. Options may be granted under the Plan at any time and prior to April 2, 2001, which is ten years from the date of approval of the Plan by the Board. The Administrator shall specify at the time of each grant of an Option under the Plan whether such Option is an incentive stock option. Except as otherwise provided in Paragraph 3B, the date of grant of an Option under the Plan will be the date specified by the Administrator at the time it awards the Option, provided, however, that such date shall not be prior to the date of award. Notwithstanding any other provisions of this Plan, the Administrator may authorize the grant of an Option to a person not then an employee or consultant of the Company or of a subsidiary. The actual grant of such Option, however, shall be conditioned upon such person becoming an employee or consultant, as the case may be, at or prior to the time of the execution of the Option agreement evidencing such Option.

               6. MINIMUM OPTION PRICE. The price per share specified in each Option granted under the Plan shall be as follows:

                       A. The price per share specified in each Non-Qualified
               Stock Option granted under the Plan shall in no event be less than 50% of the fair market value per share of Common Stock on the date of such grant.

                       B. The price per share specified in each Incentive Stock
               Option granted under the Plan shall not be less than the fair market value per share of the Common Stock on the date of such grant. In the case of an Incentive Stock Option to be granted to an employee owning, directly or by reason of the applicable attribution rules in Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or a subsidiary, the Option price per share of the shares covered by each Option shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant.

                       C. In no event shall the aggregate fair market value
               (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable (under all plans of the Company and any subsidiaries) for the first time by an employee in any calendar year exceed $100,000, provided that this subparagraph C shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422 of the Code.

               For purposes of this Plan, "fair market value" with respect to a share of Common Stock, shall mean the average of the daily market prices for the period of 10 consecutive trading days ending immediately prior to the applicable date. The market price for each such trading day shall be the last sale price on such day on the New York Stock Exchange, or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the market price for each such trading day shall be the last sale reported on the NASDAQ National Market System as published in The Wall Street Journal or, if no such sale is so reported, the average of the reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation system, or, if such price at the time is not available from such system, as furnished by any similar system then engaged in the business of reporting such prices and selected by the Administrator or, if there is no such system, as furnished by any member of the National Association of Securities Dealers, selected by the Administrator. If the Company's stock is not then publicly traded, the fair market value shall be deemed to be the fair value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

               7. OPTION DURATION. Subject to earlier termination as provided in Paragraphs 9, 10, 11, 12 and 18, and except as otherwise provided in Paragraph 3B, each Option shall expire on the date specified by the Administrator, but not more than ten years from the date of grant, provided, however, that for optionees who own more than 10% of the total combined voting power of all classes of share capital of the Company or a subsidiary, each Option other than a Director Option shall terminate not more than five (5) years from the date of the grant. Subject to Paragraph 17, the Administrator may extend the term of any previously granted Option other than a Director Option provided that such Option, as extended, expires within ten years of its original date of grant.

               8. EXERCISE OF OPTION. Subject to the provisions of Paragraphs 9, 10, 11, 12, 13, 14 and 18, and except as otherwise provided in Paragraph 3B, each Option granted under the Plan shall be exercisable ("vest") as follows:

                       A. The Option shall either be fully exercisable upon
               grant or shall become exercisable thereafter in such installments as the Administrator may specify.

                       B. Once an installment becomes exercisable it shall
               remain exercisable until expiration or termination of the Option, unless otherwise specified by the Administrator.

                       C. Each Option may be exercised from time to time, in
               whole or in part, for up to the total number of shares with respect to which it is then exercisable, but no Option granted before January 28, 1987 and qualifying as an Incentive Stock Option may be exercised while there is outstanding any stock option to acquire shares of the Company's stock, whether under this Plan or any other plan, which was granted earlier than the Option in question and which qualifies as an Incentive Stock Option.

                       D. The Administrator shall have the right to accelerate
               the date any installment of any Option may be exercised, other than an installment of a Director Option, provided further that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an optionee as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Paragraph 23) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.C., unless the optionee shall have consented to such acceleration.

                       E. If any Option or Options by its or their terms are
               exercisable at a particular time but cannot be exercised at such time as a result of the restrictions upon exercise described in subparagraph C above, the Company shall, upon an optionee's request and subject to the following condition, accelerate the date of exercise of any Options (in the order of their respective dates of grant) for that aggregate number of shares which is equal to that number of shares under the Option or Options which cannot be exercised as a result of said restrictions. In consideration and as a condition of such acceleration, the Company shall have the right upon termination of the optionee's employment with the Company for any reason, other than by reason of death, to repurchase that number of shares equal to the amount by which (a) the total number of shares which optionee shall have purchased pursuant to all Options granted to him under the Plan, including without limitation Options the exercisability of which has been accelerated as aforesaid, exceeds (b) the number of shares under all of the optionee's Options under the Plan which the optionee would have been entitled to purchase at such time if there were no such restrictions on exercise and if there had been no such acceleration. The shares subject to repurchase by the Company shall be that portion of the shares purchased by the optionee which caused such excess to occur, and the repurchase price per share to be paid by the Company shall be equal to the purchase price per share paid by the optionee for such shares. The Company, in its discretion, may elect to repurchase any or all of such shares. For purposes of determining which shares are subject to repurchase by the Company, shares purchased pursuant to a simultaneous exercise of more than one Option will be considered purchased in the order of the dates of grant of the respective Options under which they are purchased and, with respect to shares purchased pursuant to the exercise of the same Option, in the order of the dates on which portions of such Options became exercisable.

               The Company shall have the right to exercise such right of repurchase by giving written notice to the optionee within sixty
               (60) days after the expiration of any period after the optionee ceases to be employed by the Company during which the optionee may exercise any portion of the optionee's Options, specifying in such notice the number of shares which it has elected to repurchase. Within fifteen (15) days after receipt of the Company's notice, the optionee shall deliver to the Company a certificate or certificates, duly endorsed or accompanied by a duly executed stock power or stock powers, representing the shares being repurchased by the Company. As soon thereafter as practicable, the

               Company shall mail or otherwise transmit to the optionee a bank check for the aggregate repurchase price for the shares which the Company has repurchased. If the optionee shall fail timely to deliver the certificate or certificates representing such shares, such shares shall nonetheless be deemed cancelled as of the expiration of such fifteen-day period and all rights of the optionee as a shareholder of the Company with respect to such shares shall cease and determine, whereupon the optionee, with respect to such shares, shall have only the right to receive payment of the repurchase price for such shares.

               The purchase by an optionee of any shares pursuant to any portion of an Option which has been accelerated will be deemed to constitute the consent of the optionee to the provisions of this Paragraph 8E. If, without the prior written consent of the Company, an optionee sells, assigns, pledges, hypothecates or otherwise transfers, or attempts to sell, assign, pledge, hypothecate or otherwise transfer, whether voluntarily or by operation by law or by order of any court or otherwise, any shares so long as they are subject to the Company's right of repurchase, the Company shall at any time thereafter be entitled to exercise its right to repurchase such shares as if the optionee's employment with the Company had terminated for a reason other than death of the optionee. In any event, such shares shall remain subject to the Company's right of repurchase in the hands of any holder to the same extent as if the optionee were to continue to hold them. The Company may instruct its transfer agent not to effect transfers contrary to such restriction and each certificate representing shares subject to the Company's right to repurchase shall bear a legend substantially in the following form:

                       "The shares represented by this certificate are subject to the right of the Company to repurchase such shares, and the Company shall have the right to repurchase such shares if they are purportedly sold, assigned, pledged, hypothecated or otherwise transferred without the prior written consent of the Company. In any event, such shares shall remain subject to the Company's right of repurchase in the hands of any holder. The repurchase rights of the Company and the terms of such transfer restriction are set forth in Paragraph 8E of the Company's Restated 1991 Stock Option Plan, a copy of which paragraph may be obtained by written request to the Company's principal office without charge."

               Neither the absence of such a legend on a certificate representing shares subject to the Company's right of repurchase nor the failure of the Company to give any such instructions to its transfer agent shall affect the Company's right of repurchase.

               Any certificate representing shares subject to the right of the Company to repurchase such shares and also shares not subject to such repurchase right shall be exchangeable for a certificate representing the number of shares subject to such repurchase right bearing such legend and a separate certificate representing the balance of such shares not subject to such repurchase right. The Company shall also issue a certificate without such legend representing shares purchased pursuant to an Option as to which the repurchase right shall have lapsed, upon surrender to the Company of the certificate for such shares bearing such legend. Any purported sale, assignment, pledge, hypothecation or other transfer in violation of this Paragraph 8E shall be void and ineffectual and shall not operate to transfer any interest or title.

               9. TERMINATION OF EMPLOYMENT OR CONSULTING. Except as the Administrator may otherwise determine, if an optionee ceases to be employed or retained by the Company or any subsidiary other than by reason of death or Disability (as defined in Paragraph 11 below) or a termination "for cause", no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of three (3) months from the date of termination of his employment, but in no event later than on their specified expiration dates. In no event may an Option agreement provide, if the Option is intended to be an Incentive Stock Option, that the time for exercise be later than three (3) months after the optionee's termination of employment except as otherwise provided in the following paragraph of this Paragraph 9 and in Paragraphs 10 and 11. Whether leave of absence by approval of the Company or by reason of military or governmental service constitutes employment for purposes of the Plan shall be conclusively determined by the Administrator. Nothing in the Plan shall be deemed to give any optionee the right to be retained in employment by or as a consultant to the Company or its subsidiaries for any period of time.

               The provisions of this Paragraph 9, and not the provisions of Paragraph 10 or 11, shall apply to an optionee who subsequently becomes disabled or dies after the termination of employment or consultancy, provided, however, in the case of an optionee's death within three (3) months after the termination of employment or consulting, the Optionee's Survivors (as defined below) may exercise the Option within one (1) year after the date of the optionee's death, but in no event after the date of expiration of the term of the Option.

               Notwithstanding anything herein to the contrary, if subsequent to an optionee's termination of employment or consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the optionee's termination, the optionee engaged in conduct which would constitute "cause", then such optionee shall forthwith cease to have any right to exercise any Option.

               Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any subsidiaries, so long as the optionee continues to be an employee or consultant of the Company or any subsidiary, provided, however, if an optionee's employment by either the Company or a subsidiary should cease (other than to become an employee of a subsidiary or the Company), such termination shall affect the optionee's rights under any Option granted to such optionee in accordance with the terms of the Plan and the pertinent Option agreement.

               10. DEATH. Except as otherwise provided in the pertinent Option agreement, in the event of the death of an optionee to whom an Option has been granted hereunder, while the optionee is an employee or consultant of the Company or of a subsidiary, such Option may be exercised by any person or persons who acquired the optionee's rights to the Option by will or by the laws of descent and distribution (the "Optionee's Survivors"):

                       A. to the extent exercisable but not exercised on the
               date of death; and

                       B. in the event rights to exercise the Option accrue
               periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the optionee not died prior to the end of the accrual period which next ends following the date of death. The prorating shall be based upon the number of days of such accrual period prior to the optionee's death.

               If the Optionee's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such optionee, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the shares on a later date if he had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

               11. DISABILITY. Except as otherwise provided in the pertinent Option agreement, an optionee who ceases to be an employee of or consultant to the Company or of a subsidiary by reason of Disability may exercise any Option granted to such optionee:

                       A. to the extent that the right to purchase shares has
               accrued on the date of his Disability; and

                       B. in the event rights to exercise the Option accrue
               periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the optionee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

               "Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code.

               A Disabled optionee or his or her representative (except in the case of Incentive Stock Options, only as permitted by Section 422(b)(5) of the
Code) may exercise such rights only within a period of not more than one (1) year after the date that the optionee became Disabled or, if earlier, within the originally prescribed term of the Option.

               The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such optionee, in which case such procedure shall be used for such determination). If requested, the optionee shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

               12. TERMINATION FOR CAUSE. Except as otherwise provided in the pertinent Option agreement, the following rules apply if the optionee's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his outstanding Options have been exercised:

                       A. All outstanding and unexercised Options as of the date
               the optionee is notified his service is terminated "for cause" will immediately be forfeited, unless the Option agreement provides otherwise.

                       B. For purposes of this Plan, "cause" shall include (but
               is not limited to) dishonesty with respect to the employer or entity retaining the consultant, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any subsidiary. The determination of the Administrator as to the existence of cause will be conclusive on the optionee and the Company.

                       C. "Cause" is not limited to events which have occurred
               prior to a optionee's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to an optionee's termination of service but prior to the exercise of an Option, that either prior or subsequent to the optionee's termination the optionee engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

                       D. Any definition in an agreement between the optionee
               and the Company or a subsidiary, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such optionee.

               13. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or if such Option is not an Incentive Stock Option, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the optionee each Option shall be exercisable only by him or his legal representative, except in the case of Incentive Stock Options, only as permitted by Section 422(b)(5) of the Code. Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise, except as provided above) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

               14. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by agreements (which need not be identical) in such forms as the Administrator may from time to time approve. Such agreements shall conform to the terms and conditions set forth in

Paragraphs 3 and 6 through 13 hereof and may contain such other provisions, as the Administrator deems advisable, which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options other than Director Options.

               15. ADJUSTMENTS. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided:

                       A. In the event shares of Common Stock shall be
               subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

                       B. In the event the Company shall issue any of its shares
               as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise and cash in lieu of fractional shares.

               Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Paragraph 4 hereof which are subject to Options which have heretofore been or may hereafter be granted under the Plan and the number of shares specified in Paragraph 3B shall also be appropriately adjusted to reflect the events specified in subparagraphs A and B above. The

Administrator shall determine the adjustments to be made under this Paragraph 15, and its determination shall be conclusive.

               16. MERGERS AND CONSOLIDATIONS. Unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or
(ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

               17. MODIFICATION OF INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of this Plan, any adjustments or changes made with respect to Incentive Stock Options shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Administrator determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments notwithstanding any other provision of this Plan, unless the holder of an Incentive Stock Option specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his income tax treatment with respect to the Incentive Stock Option.

               18. DISSOLUTION OR LIQUIDATION OF THE COMPANY. Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of an optionee or an Optionee's Survivors or a Director's Survivors have not otherwise terminated and expired, the optionee or the Optionee's Survivors or the Director's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

               19. EXERCISE OF OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with the tender of (or, alternatively, in the case of clauses (b), (c) and (d) below, by making provision for) the full payment of the purchase price in accordance with this Paragraph 19 for the Shares as to which such Option is being exercised, and upon compliance with any other conditions set forth in the Option agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option agreement. Full payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator for any Option other than a Director Option, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Board of Directors of the Company, or (c) at the discretion of the Administrator for any Option other than a Director Option, in such other manner as constitutes valid consideration in accordance with applicable law, or
(d) at the discretion of the Administrator for any Option other than a Director Option, by any combination of (a), (b), and (c) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an Incentive Stock Option as is permitted by Section 422 of the Code.

               The Company shall then deliver the shares as to which such Option was exercised to the optionee (or to the Optionee's Survivors or the Director's Survivors, as the case may be) reasonably promptly. In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the shares prior to their issuance. The shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully-paid non-assessable shares.

               The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends or similar rights for which the record date is after the exercise of the Option but before the date such stock certificate is issued, except as provided in Paragraph 15B. In no event shall a fraction of a share be purchased or issued under the Plan.

               20. PURCHASE FOR INVESTMENT. Unless the offering and sale of the shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the shares covered by such exercise unless and until the following conditions have been fulfilled:

                       A. The person(s) who exercise such Option shall warrant
               to the Company, at the time of such exercise or receipt, as the case may be, that such person(s) are acquiring such shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the person(s) acquiring such shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their shares issued pursuant to such exercise or such grant:

                       "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

                       B. The Company shall have received an opinion of its
               counsel that the shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

               The Company may delay issuance of the shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

               21. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including, without limitation, securities) of the Company.

               22. FRACTIONAL SHARES. No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the fair market value thereof determined in good faith by the Board of Directors of the Company.

               23. CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED
OPTIONS: TERMINATION OF INCENTIVE STOCK OPTIONS. The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company or a subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

               24. TERM AND AMENDMENT OF PLAN. The Plan was initially adopted by the Board on April 6, 1984 and was readopted by the Board as a new Plan on April 3, 1991, each time subject to its becoming effective upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company. The Plan shall expire on April 2, 2001 (except as to Options outstanding on that date). The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding options granted under the Plan or options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any Incentive Stock Options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 shall be subject to obtaining such stockholder approval. Notwithstanding any other provision hereof, the provisions of Paragraph 3B shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him. With the consent of the optionee affected, the Administrator may amend outstanding Option agreements in a manner not inconsistent with the Plan.

               25. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

               26. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

               27. WITHHOLDING. Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 28) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the Company may withhold from the optionee's wages, if any, or other remuneration, or may require the optionee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includable in such person's gross income. The Administrator in its discretion may condition the exercise of an Option for less than its fair market value or the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional income tax withholding and employee contributions to employment taxes.

               28. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such shares before the later of (a) two years after the date the employee was granted the Incentive Stock Option, or (b) one year after the date the employee acquired shares by exercising the Incentive Stock

Option, except as otherwise provided in Section 424(c) of the Code. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

               29. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the law of the Commonwealth of Massachusetts.

               30. GENDER. Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

                                  DETACH HERE

                                     PROXY

                                 PROTEON, INC.

       THIS PROXY IS BEING SOLICITED BY PROTEON, INC.'S BOARD OF DIRECTORS

The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 20, 1998, in connection with the Annual Meeting of Shareholders of Proteon, Inc. at 10:00 a.m., local time, on Wednesday, June 10, 1998 at the offices of Boston EquiServe, Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts, and hereby appoints Steven T. Shedd and Daniel J. Capone, Jr., and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote at the 1998 Annual Meeting of Shareholders, and at any adjournment or adjournments thereof, with all the powers that undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals as set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.



-------------                                               -------------
 SEE REVERSE                                                 SEE REVERSE
    SIDE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
-------------                                               -------------

                                  DETACH HERE

[X] Please mark
    votes as in
    the example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

    1. Election of four Directors to hold office until the next
       Annual Meeting of Shareholders and until their successors are chosen and qualified.
                                                                                                              FOR   AGAINST  ABSTAIN
       Nominees: Daniel J. Capone, Jr., Howard C. Salwen,          2. To consider and act upon an amendment   [ ]     [ ]      [ ]
       Dr. David Clark, Dr. Robert M. Glorioso                        to the Company's 1991 Restated Stock
                                                                      Option Plan which would increase by
                    FOR       WITHHELD                                500,000 the number of shares received
                    [ ]         [ ]                                   for issuance upon exercise of options
                                                                      granted under the Plan.
                                                                                                              FOR   AGAINST  ABSTAIN
       [ ] ________________________________________                3. To consider and act upon an amendment   [ ]     [ ]      [ ]
            For all nominees except as noted above                    of the Company's Restated Articles of
                                                                      Organization to change the name of the
                                                                      Company from Proteon, Inc. to OpenROUTE
                                                                      Networks, Inc.


                                                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT               [ ]

                                                                   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH
                                                                   OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                                   POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING ANY MOTION TO
                                                                   ADJOURN THE MEETING TO A LATER DATE TO PERMIT FURTHER
                                                                   SOLICITATION OF PROXIES.

                                                                   Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor,
                                                                   administrator, trustee or guardian, please give full title as such.


Signature: ______________________________ Date: _____________     Signature: ______________________________ Date: _____________

